CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL, AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [*******].

THIRD ADDENDUM TO LEASE AGREEMENT

THIS THIRD ADDENDUM TO LEASE AGREEMENT (this "Agreement") is made as of May 1, 1996, by and between MELVYN J. POWERS and MARY P. POWERS, individuals d/b/a M&M REALTY, with an office address at 7 Finance Drive, Danbury, Connecticut 06810 (together, the “Lessor”) and LORAD, A DIVISIONOF TREX-MEDICAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware with an office address at 36 Apple Ridge Road, Danbury, Connecticut 06810 (the "Lessee").

BACKGROUND:

As of December 26, 1995, Lessor and Lessee entered into a lease of certain premises at Apple Ridge Road. Danbury, Connecticut 06810, as therein more particularly described, and upon the terms and conditions therein contained, which lease was amended by a certain First Addendum to Lease Agreement entered into by and between Lessor and Lessee and dated as of March 1, 1996, and by a certain Second Addendum to Lease Agreement entered into by and between Lessor and Lessee and dated as of April 1, 1996, which lease as so amended is herein referred to as the “Lease”. Lessor and Lessee have agreed to further amend the Lease in manner hereinafter set out.

NOW, THEREFORE, in consideration of the sum of One ($1.00) Dollar each to the other in hand paid, receipt whereof being hereby acknowledged, Lessor and Lessee agree as follows:

1.     In the fourth line of Section 2.2 of the Lease, the words "May 1, 1996” shall be deemed deleted and replaced with the words "May 10, 1996".

2.    Except as hereby expressly modified, the lease shall remain in full force and effect upon the terms and conditions therein contained.    ·

3.    This Agreement is made under and shall be construed in accordance with the laws of the State of Connecticut.

IN WITNESS WHEREOF, Lessor and Lessee have executed and delivered this Agreement as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

/s/ Claire A. Milano
/s/ Melvyn J. Powers
/s/ Margaret Caruso

/s/ Claire A. Milano
/s/ Mary P. Powers
/s/ Margaret Caruso

/s/ Claire A. Milano
/s/ Melvyn J. Powers
/s/ Margaret Caruso

LORAD, A DIVISION OF
     TREX MEDICAL CORPORATION

/s/ Maria Lena Tibbits                    By: /s/ Raymond Calvo
Its: V.P., Controller
/s/ Karyn A. Colasanti                    Duly Authorized